UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2007

RPC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction Identification No.)	1-8726 (Commission File Number)	58-1550825 (IRS Employer of Incorporation)

2801 Buford Highway, Suite 520, Atlanta, Georgia 30329
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (404) 321-2140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 10, 2007, RPC, Inc. issued a press release titled “RPC, Inc. Plans to Announce Second Quarter Financial Results during a Conference Call on July 25, 2007.” The press release announced the date that RPC, Inc. will release its second quarter 2007 financial results. This release also provided the related conference call information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99 — Press Release dated July 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPC, Inc.

Date: July 10, 2007	/s/ BEN M. PALMER Ben M. Palmer Vice President, Chief Financial Officer and Treasurer